UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Gevo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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345 Inverness Drive South

Building C, Suite 310

Englewood, Colorado 80112

(303) 858-8358

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2022

To the Stockholders of Gevo, Inc.:

A special meeting of stockholders (the “Special Meeting”) of Gevo, Inc. (the “Company,” “we,” “us” or “our”) will be held at 10:00 a.m., Mountain Time, on Thursday, January 27, 2022. Due to the ongoing public health concerns resulting from the COVID-19 pandemic and to support the health and well-being of our stockholders, employees, directors and other stakeholders, the Special Meeting will be held entirely online live via audio webcast. The Special Meeting may be accessed at https://www.virtualshareholdermeeting.com/GEVO2022SM, where you will be able to listen to the Special Meeting live, submit questions and vote. The Special Meeting will be held for the following purposes:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares (the “Authorized Share Proposal”); and

2.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

If you owned our common stock at the close of business on November 29, 2021, you may virtually attend and vote at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for review during our regular business hours at our headquarters in Englewood, Colorado for the ten days prior to the date of the Special Meeting for any purpose related to the Special Meeting. The list of stockholders will also be available during the Special Meeting through the Special Meeting website for those stockholders who choose to attend. This notice and the accompanying proxy statement, or a Notice of Internet Availability of Proxy Materials, as applicable, are first being made available on or about November 29, 2021 to all holders of record of common stock entitled to notice and to vote at the Special Meeting and any adjournments thereof.

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder virtually attending the Special Meeting may vote electronically at the Special Meeting, even if you have already returned a proxy card or voting instruction card.

If you have any questions regarding the accompanying proxy statement or how to vote your shares, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (888) 625-2588.

By Order of the Board of Directors, /s/ Geoffrey T. Williams, Jr. Geoffrey T. Williams, Jr. Vice President - General Counsel & Secretary

November 29, 2021

Englewood, Colorado

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY 27, 2022: The notice, proxy statement and proxy card are available online at www.proxyvote.com.

345 Inverness Drive South

Building C, Suite 310

Englewood, Colorado 80112

(303) 858-8358

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors (the “Board”) of Gevo, Inc. (the “Company,” “we,” “us” or “our”) is soliciting proxies for the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Thursday, January 27, 2022 at 10:00 a.m., Mountain Time. Due to the ongoing public health concerns resulting from the COVID-19 pandemic and to support the health and well-being of our stockholders, employees, directors and other stakeholders, the Special Meeting will be held entirely online live via audio webcast. You will be able to attend the virtual Special Meeting live, vote and submit your questions during the Special Meeting via live webcast by visiting: https://www.virtualshareholdermeeting.com/GEVO2022SM and entering your 16-digit control number included on your proxy card, voting instruction form or Notice (as defined below).

The Notice of Special Meeting of Stockers and the accompanying proxy statement, or a Notice of Internet Availability of Proxy Materials (the “Notice”), as applicable, are first being made available on or about November 29, 2021 to all holders of record of common stock entitled to notice and to vote at the Special Meeting and any adjournments thereof. The Notice contains instructions on how to access the proxy materials over the Internet, which are available at www.proxyvote.com. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card.

The record date for the Special Meeting is November 29, 2021 (the “Record Date”). Only holders of record of common stock as of the close of business on November 29, 2021 will be entitled to notice of and to vote at the Special Meeting and any adjournments thereof. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

If you have any questions regarding this proxy statement or how to vote your shares, you may contact D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, toll-free at (888) 625-2588.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	Who may vote at the Special Meeting?

A:

Our Board has fixed November 29, 2021 as the Record Date for the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote, at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of the Record Date, 201,862,583 shares of common stock were outstanding and entitled to vote at the Special Meeting.

Q:	What will be voted on at the Special Meeting?

A:	There is one proposal scheduled to be voted on at the Special Meeting:

●

Approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares (the “Authorized Share Proposal”).

No other matters are intended to be brought before the Special Meeting.

Q:	What is the quorum requirement for the Special Meeting?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock are represented in person, including by means of remote communication, or by proxy at the Special Meeting. At the close of business on the Record Date, there were 201,862,583 shares of common stock outstanding. Thus, a total of 201,862,583 shares are entitled to vote at the Special Meeting and holders of common stock representing at least 100,931,292 votes must be represented at the Special Meeting in person, including by means of remote communication, or by proxy to have a quorum. The inspector of elections appointed for the Special Meeting by our Board will count the shares represented in person, including by means of remote communication, or by proxy at the Special Meeting to determine whether or not a quorum is present.

Your shares will be counted as present at the Special Meeting if you:

●	are present and entitled to vote electronically at the Special Meeting; or

●	have voted over the Internet or by telephone, or properly submitted a proxy card or voting instruction card.

Both abstentions and broker non-votes (as described below) will be included in the calculation of the number of shares considered to be present at the Special Meeting for the purpose of determining the presence of a quorum. In the event that we are unable to obtain a quorum, the chairperson of the Special Meeting or a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

Q:	How are votes counted at the Special Meeting?

A:	For the Authorized Share Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you provide specific instructions in your proxy card or voting instruction card with regard to the proposal, your shares will be voted as you instruct on the proposal. If you are a stockholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board. See “What are the recommendations of the Board?” below.

Q:	What votes are required to approve each the proposal at the Special Meeting?

A:

The Authorized Share Proposal requires the affirmative vote of at least a majority of our issued and outstanding shares entitled to vote either in person, including by means of remote communication, or by proxy at the Special Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote and will therefore have the same effect as a vote “AGAINST” this proposal.

Q:	Is the proposal considered “routine” or “non-routine?”

A:

We believe that the proposal will be considered a routine matter under applicable rules. A broker, bank or other holder of record may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with the proposal.

Q:	What is the recommendations of the Board?

A:	The Board recommends that you vote “FOR” the Authorized Share Proposal.

Q:	What does it mean if I receive more than one set of proxy materials?

A:

If you received more than one Notice or full set of printed proxy materials, each containing a different control number, this means that you have multiple accounts holding shares of our common stock. These may include accounts with our transfer agent, American Stock Transfer & Trust Company, and accounts with a broker, bank or other holder of record. Please vote all proxy cards for which you receive a Notice or full set of printed proxy materials to ensure that all of your shares are voted.

Q:	How can I get electronic access to the proxy materials?

A:

You can view the proxy materials on the Internet at www.proxyvote.com. Please have your control number available. Your control number can be found on your Notice(s) or proxy card included in the full set of proxy materials.

Q:	How may I attend and vote my shares at the Special Meeting?

A:

The Special Meeting will be held entirely online live via audio webcast. We have designed the virtual Special Meeting to provide stockholders with substantially the same opportunities to participate as if the Special Meeting were held in person. Any stockholder can attend the Special Meeting live online at https://www.virtualshareholdermeeting.com/GEVO2022SM. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. If you were a stockholder as of the record date for the Special Meeting and you have your 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Special Meeting.

A summary of the information you need to attend the Special Meeting online is provided below:

●	To attend and participate in the Special Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

●

The Special Meeting webcast will begin promptly at 10:00 a.m., Mountain Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 9:45 a.m., Mountain Time, and you should allow ample time for the check-in procedures.

●

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

●

If you want to submit a question during the Special Meeting, log into the virtual meeting platform at https://www.virtualshareholdermeeting.com/GEVO2022SM, type your question into the “Ask a Question” field, and click “Submit.”

●

Questions pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Special Meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions pertinent to Special Meeting matters that cannot be answered during the Special Meeting due to time constraints will be posted online and answered at the “Investor Relations” section of our website at www.gevo.com. The questions and answers will be available as soon as practical after the Special Meeting and will remain available until one week after posting.

If your shares are held in an account at a brokerage firm, bank, dealer or other similar organization, you are considered the beneficial owner of shares held in “street name.” If your shares are held in “street name,” you should contact your broker, trustee, bank or other holder of record to obtain your 16-digit control number or otherwise vote through the broker, trustee, bank or other holder of record. Only stockholders with a valid 16-digit control number, will be able to attend the Special Meeting and vote, ask questions, and access the list of stockholders as of the close of business on the record date for the Special Meeting.

Q:	What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.

Q:	How can I vote my shares without attending the Special Meeting?

A:

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Special Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other agent. In most cases, you will be able to do this by using the Internet, by telephone or by mail if you received a printed set of the proxy materials.

By Internet — If you have Internet access, you may vote your shares by logging into the secure website, which will be listed on your Notice or proxy card and following the instructions provided.

By Telephone — If you have telephone access, you may vote your shares by calling the toll-free number listed on the proxy card and following the instructions provided.

By Mail — If you received printed copies of the proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, bank or other agent, and mailing it in accordance with the instructions provided. If you provide specific voting instructions, your shares will be voted as you have instructed.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on January 26, 2022. Submitting your proxy via the Internet or by telephone will not affect your right to vote electronically at the Special Meeting should you later decide to virtually attend the Special Meeting. Even if you plan to virtually attend the Special Meeting, we encourage you to submit your proxy to vote your shares in advance of the Special Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Q:	What happens if I do not give specific voting instructions?

A:

Stockholder of Record — If, at the close of business on the Record Date, you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name — If, at the close of business on the Record Date, you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Since the required vote for the Authorized Share Proposal is based on the number of shares of common stock issued and outstanding, broker non-votes will have the same effect as a vote “AGAINST” the Authorized Share Proposal.

Q:	How can I revoke my proxy and change my vote after I return my proxy card?

A:

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date; by voting by using the Internet or by telephone, either of which must be completed by 11:59 p.m., Eastern Time, on January 26, 2022 (your latest Internet or telephone proxy will be counted); or by virtually attending the Special Meeting and voting electronically. Virtually attending the Special Meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a broker, bank or other agent, you must contact that broker, bank or other agent directly to revoke any prior voting instructions.

Q:	Who will pay the costs of this proxy solicitation?

A:

We will bear the entire cost of solicitation of proxies, including maintenance of the Internet website used to access the proxy materials; maintenance of the Internet website used to vote; and preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders who request paper copies of such materials. We have retained D.F. King to assist in the solicitation of proxies. We expect to pay D.F. King a fee of $9,500, plus reimbursement of reasonable expenses. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we may reimburse them for their costs in forwarding the solicitation materials to such beneficial owners.

Q:	Why hold a virtual Special Meeting?

A:

As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Special Meeting, in light of the public health impact of the COVID-19 pandemic, we believe that hosting a virtual Special Meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Q:	Where can I find the voting results of the Special Meeting?

A:

The preliminary voting results will be announced at the Special Meeting. The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

THE PROPOSAL

AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) currently authorizes the issuance of 250,000,000 shares of the Company’s common stock. As of November 29, 2021, there were 201,862,583 shares of common stock outstanding. In addition, as of November 29, 2021 (i) 13,603,341 shares are reserved for issuance pursuant to outstanding equity awards or available for future issuance under our equity compensation plans, (ii) 97,734 shares are reserved for issuance upon exercise of outstanding warrants and (iii) 190 shares are reserved for issuance pursuant to our employee stock purchase plan. Therefore, as of November 29, 2021, only 34,436,153 shares remain authorized for issuance under the Certificate of Incorporation.

On November 4, 2021, the Board unanimously adopted and approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000 (the “Share Amendment”), subject to stockholder approval at the Special Meeting. The Board has declared the proposed Share Amendment to be advisable and in the best interests of the Company and its stockholders and has directed that adoption and approval of the Share Amendment be submitted to stockholders for their consideration at the Special Meeting.

The Board recommends that stockholders adopt and approve the proposed Share Amendment, referred to herein as the Authorized Share Proposal. The text of the proposed Share Amendment is attached as Appendix A and incorporated herein by reference.

Why You Should Vote to Approve the Proposed Share Amendment

The Company has used most of its existing authorized shares. The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock so that the Company has greater flexibility in considering and planning for its future potential business needs.  The Board believes that the Company has insufficient unissued shares for critical future equity issuances that will limit the ability of the Company to raise capital and that will prevent the Company from securing new strategic and/or financial partners that will be needed to maximize the potential value of the Company’s business plans.

The Company operates in a capital-intensive industry and each production facility costs hundreds of millions of dollars to construct. Having the additional authorized common stock available is critical to our continued efforts to pursue our strategic goals. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, financings, financing the construction of production facilities, potential strategic transactions, strategic partnerships, business combinations, as well as other general corporate transactions. Any delay in securing, or a failure to secure, approval of the Share Amendment could cause a delay in the Company's future capital raising activities. More importantly, any delay in securing, or a failure to secure, approval of the Share Amendment could prevent the Company from entering into certain strategic transactions required to expand the Company's business and could have a material adverse effect on the Company's business, financial condition and the share price of the Company's common stock.

Recently, the Company announced it had entered into a letter of intent with Chevron U.S.A Inc. (“Chevron”) to jointly invest in building and operating one or more new facilities that would produce sustainable aviation fuel. The letter of intent contemplates Chevron co-investing with the Company in one or more production facilities as well as Chevron purchasing approximately 150 million gallons of sustainable aviation fuel per year from the Company.

In October 2021, the Company signed a memorandum of understanding with Archer-Daniels-Midland Company (“ADM”) to explore strategic collaboration opportunities to produce sustainable aviation fuel (SAF) and other low carbon-footprint hydrocarbon fuels. The Company and ADM are discussing a potential strategic collaboration to convert about 900 million gallons of ethanol produced at ADM facilities into approximately 500 million gallons of sustainable aviation fuel and other renewable hydrocarbons.

The transactions contemplated with Chevron and ADM will likely require the Company to contribute capital or raise additional funds using the Company’s common stock. If stockholders fail to approve the Share Amendment, the Company may not be able to enter into the transactions with Chevron and ADM described above. Moreover, the Company would severely be hindered in its ability to pursue additional, similar strategic transactions with other third parties or other accretive opportunities.

Background

The increase in the Company’s authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue common stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation, Nasdaq listing rules or other applicable rules and regulations. To the extent that the additional authorized shares of common stock are issued in the future, they could decrease the Company’s existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to our existing stockholders. The Company does not have any current plans, agreements, arrangements or understanding with respect to the planned issuance of the newly authorized shares of common stock.

Implementing the Proposed Share Amendment

If approved by stockholders at the Special Meeting, the proposed Share Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. Although the Board intends to file the Certificate of Amendment as soon as practicable after the Special Meeting, if, in the judgment of the Board, any circumstances exist that would make consummation of the proposed Share Amendment inadvisable, then, in accordance with Delaware law and notwithstanding approval of the Share Amendment by stockholders, the Board may abandon the Share Amendment, either before or after approval and authorization by stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Vote Required and Board Recommendation

The Authorized Share Proposal requires the affirmative vote of at least a majority of our issued and outstanding shares of common stock entitled to vote either in person, including by means of remote communication, or by proxy at the Special Meeting. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote “AGAINST” this proposal. Broker non-votes will also have the effect of a vote "AGAINST" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of November 15, 2021 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

This table is based upon information supplied by our officers, directors and the Schedules 13D and 13G that have been filed with the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of November 15, 2021 through the exercise of any stock option or SAR. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares and we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. All unvested restricted stock awards are included in each holder's beneficial ownership as holders are entitled to voting rights upon issuance of the restricted stock awards. Applicable percentages are based on 201,867,271 shares of common stock outstanding on November 15, 2021.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Patrick R. Gruber(1)	2,268,094	*
Christopher M. Ryan(2)	1,075,981	*
Timothy J. Cesarek(3)	875,115	*
Ruth I. Dreessen(4)	218,214	*
William H. Baum	218,089	*
Jaime Guillen	65,886	*
Andrew J. Marsh(4)	218,148	*
Gary W. Mize(4)	218,168	*
All Executive Officers and Directors as a Group (13 persons)(5)	7,308,444	3.6%

*	Represents beneficial ownership of less than 1%.

(1)	Includes 177 shares issuable pursuant to stock options exercisable as of November 15, 2021.
(2)

Includes (i) 155 shares issuable pursuant to stock options exercisable as of November 15, 2021 and (ii) 64,327 SARs exercisable as of November 15, 2021. The SARs may be settled upon vesting in cash or shares of common stock, in the Company’s sole discretion.

(3)	Includes 3,412 SARs exercisable as of November 15, 2021. The SARs may be settled upon vesting in cash or shares of common stock, in the Company’s sole discretion.
(4)	Includes 35 shares issuable pursuant to stock options exercisable as of November 15, 2021.
(5)

Includes 500 shares issuable pursuant to stock options exercisable as of November 15, 2021 and (ii) 67,739 SARs exercisable as of November 15, 2021. The SARs may be settled upon vesting in cash or shares of common stock, in the Company’s sole discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, (2) direct your written request to Gevo, Inc., c/o Secretary, 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112 or (3) call Investor Relations at (303) 858-8358. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. Any proposal of a stockholder intended to be included in our proxy statement for the 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 must be received by us no later than December 24, 2021, unless the date of our 2022 Annual Meeting of Stockholders is more than 30 days before or after June 9, 2022, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Secretary, at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations for consideration at our 2022 Annual Meeting of Stockholders, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary, at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112. Pursuant to our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on March 11, 2022 nor earlier than February 9, 2022; provided, however, that if the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, notice by stockholders to be timely must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at our Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
Vice President - General Counsel & Secretary

November 29, 2021

APPENDIX A

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GEVO, INC.

GEVO, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and inserting the following in lieu thereof:

“FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 510,000,000, of which 500,000,000 shares shall be Common Stock, having a par value of $0.01 per share (the “Common Stock”), and 10,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share (the “Preferred Stock”).”

2.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Gevo, Inc. has caused this Certificate of Amendment to be executed by its authorized officer as of ____________, 2022.

GEVO, INC.

By:
Name:
Title:

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GEVO2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D63105-S36183

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GEVO, INC.

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Materials are available at www.proxyvote.com.

D63106-S36183

GEVO, INC.
Special Meeting of Stockholders
January 27, 2022, 10:00 AM (MST)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Geoffrey T. Williams, Jr., L. Lynn Smull and E. Cabell Massey, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GEVO, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held live via audio webcast at http://www.virtualshareholdermeeting.com/GEVO2022SM, at 10:00 AM MST on January 27, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side